UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 600-7555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2026, Neuronetics, Inc. (the “Company”) entered into an Executive Consulting and Release Agreement (the “Agreement”) with Keith J. Sullivan in connection with Mr. Sullivan’s retirement from the Company. Mr. Sullivan previously served as the Company’s President and Chief Executive Officer.

Pursuant to the Agreement, Mr. Sullivan will provide a release of legal claims relating to his employment with the Company as well as specified consulting services to the Company through March 31, 2027. Mr. Sullivan is not entitled to any additional compensation for his consulting services. However, during the term of his consultancy, Mr. Sullivan will continue to vest in his outstanding equity awards in accordance with the original terms thereof. The Agreement also contains customary restrictive covenants, including confidentiality, non-solicitation, and non-competition.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.05	Costs Associated With Exit or Disposal Activities.

On April 2, 2026, the Company initiated a workforce reduction, which it expects to be completed by mid-year 2026, that will impact up to 5% of its employees. The reduction is part of a broader effort to optimize the Company’s cost structure. The Company expects to incur restructuring charges of approximately $0.2 million, primarily for severance and related costs, in the second quarter of 2026. The Company anticipates annualized cost savings of approximately $2.5 million to $3.0 million, with net savings primarily beginning in the third quarter of 2026.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, Steven E. Pfanstiel, who has served as Executive Vice President, Chief Financial Officer, and Treasurer since July 15, 2025, informed the Company of his intention to resign on May 1, 2026. The Company has commenced a search for Mr. Pfanstiel’s successor. Mr. Pfanstiel’s decision to resign is not the result of any dispute or disagreement with the Company, the Company’s management, or the Company’s Board of Directors on any matter relating to the Company’s operations, policies, or practices.

Item 7.01	Regulation FD Disclosure.

On April 6, 2026, the Company released a press release announcing the transition of its Executive Vice President, Chief Financial Officer, and Treasurer and reaffirmed the financial guidance it provided during its fourth quarter 2025 earnings call on March 17, 2026. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Exchange Act or the Securities Act whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

Certain statements in this report, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this report that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2026 including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this report. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to maintain positive cash flow. For a discussion of these and other related risks, please refer to the Company’s recent filings with the SEC, which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this report. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events, or changes in the Company’s expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Executive Consulting and Release Agreement by and between the Company and Keith J. Sullivan dated April 1, 2026

99.1	Neuronetics Announces Chief Financial Officer Transition

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	NEURONETICS, INC.

	By:	/s/ W. Andrew Macan
W. Andrew Macan
Executive Vice President, Chief Legal Officer, and Corporate Secretary